Borrowings	12 Months Ended
Dec. 31, 2013
Borrowings
Note 6.	Borrowings

Artisan’s borrowings consist of the following:

	Maturity	December 31, 2013		December 31, 2012
		Outstanding Balance	Interest Rate Per Annum	Outstanding Balance	Interest Rate Per Annum
Revolving credit agreement	August 2017	—	NA	90,000	1.96	%(1)
Senior notes
Series A	August 2017	60,000	4.98%	60,000	4.98%
Series B	August 2019	50,000	5.32%	50,000	5.32%
Series C	August 2022	90,000	5.82%	90,000	5.82%

Total borrowings		$200,000		$290,000

(1)	Interest rate under revolving credit agreement represents LIBOR plus the applicable margin as of December 31, 2012.

The fair value of borrowings was approximately $197.6 million as of December 31, 2013. Fair value was determined based on future cash flows, discounted to present value using current market interest rates. The inputs are categorized as Level 2 in the fair value hierarchy, as defined in Note 5, “Fair Value Measurements”.

Term Loan—On July 3, 2006, Holdings entered into an unsecured five-year term loan agreement with a syndicate of lenders in the principal amount of $400.0 million. In November 2010, the term loan agreement was amended and the aggregate outstanding principal amount was reduced to $380.0 million. The maturity date of the loan was extended to July 1, 2013, for $363.0 million of the loan outstanding. The remaining $17.0 million of the loan matured on July 1, 2011. The amended term loan generally bore interest at a rate equal to, at the Company’s election, (i) LIBOR plus an applicable margin depending on Holdings’ leverage ratio (as defined in the Term Loan agreement) or (ii) an alternate base rate plus an applicable margin depending on Holdings’ leverage ratio.

On August 16, 2012, Holdings issued $200.0 million in senior unsecured notes and entered into a $100.0 million five-year revolving credit agreement and repaid all of the then-outstanding principal under the term loan.

Revolving credit agreement—Any loans outstanding under the revolving credit agreement bear interest at a rate equal to, at the Company’s election, (i) LIBOR adjusted by a statutory reserve percentage plus an applicable margin ranging from 1.50% to 3.00%, depending on Holdings’ leverage ratio (as defined in the revolving credit agreement) or (ii) an alternate base rate equal to the highest of (a) prime rate plus 0.50%, (b) the federal funds effective rate plus 0.50%, and (c) the daily one-month LIBOR adjusted by a statutory reserve percentage plus 1.00%, plus, in each case, an applicable margin ranging from 0.50% to 2.00%, depending on Holdings’ leverage ratio. Unused commitments under the revolving credit agreement bear interest at a rate that ranges from 0.175% to 0.625%, depending on Holdings’ leverage ratio.

In connection with the closing of the IPO, Artisan paid all of the then-outstanding principal amount of loans under the revolving credit agreement. As of December 31, 2013, there were no borrowings outstanding under the revolving credit agreement and the interest rate on the unused commitment was 0.175%.

Senior notes—The fixed interest rate on each series of unsecured notes is subject to a one percentage point increase in the event Holdings receives a below-investment grade rating and any such increase will continue to apply until an investment grade rating is received. The unsecured notes and the revolving credit agreement contain certain restrictive financial covenants including a limitation on the leverage ratio of Holdings and a minimum interest coverage ratio.

Interest expense incurred on the term loan, unsecured notes and revolving credit agreement was $11.4 million, $10.1 million and $10.6 million for the year ended December 31, 2013, 2012 and 2011, respectively.

As of December 31, 2013, the aggregate maturities of debt obligations, based on their contractual terms, are as follows:

2014	$—
2015	—
2016	—
2017	60,000
Thereafter	140,000

$200,000